Short-Term Invstment	12 Months Ended
Sep. 30, 2021
Short-Term Invstment [Abstract]
SHORT-TERM INVSTMENTS

NOTE 7 — SHORT-TERM INVSTMENTS

The Company’s short-term investments consist of wealth management financial products purchased from financial institution, which can be redeemed anytime at the Company’s discretion. The financial institution invests the Company’s fund in certain financial instruments including money market funds and bonds to generate investment income. Short-term investments consisted of the following:

	September 30, 2021	September 30, 2020
Beginning balance	$-	$-
Add: purchase wealth management financial products	15,330,660	-
Less: redemption	(1,801,927)	-
Accrued investment income	239,549	-
Foreign currency translation adjustments	(43,078)	-
Ending balance of short-term investments	$13,725,204	$-

Investment income generated from such short-term investments amounted to $239,549, Nil and Nil for the years ended September 30, 2021, 2020 and 2019, respectively.